Exhibit 99.2

Natera, Inc. Investor presentation First Quarter 2023 Earnings Call May 9, 2023

Safe harbor statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunities, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies and related publications, including timelines, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP-based Microdeletion and Aneuploidy Registry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time- consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190.

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Recent highlights

Strong Q1'23 Financial Results / 2023 Guidance

- **~25%** growth in revenues YoY (total revenues of $242M)
- **~28%** growth in processed tests YoY (626K tests processed)
- **~102%** growth in oncology volumes YoY (71K tests performed)
- **Raising 2023 revenue guidance** to $995M – $1.015B
- **On track to reduce cash burn** ~$150M YoY

Continued Data Leadership

- Reinforced Panorama NIPT differentiation and data leadership with three papers (2 published, 1 accepted), including new evidence from the SMART study
- New study published in *Cancer* highlights Signatera's performance in stages III-IV melanoma
- Expanded I-SPY2 study published in *Cancer Cell* demonstrates prognostic/predictive value of Signatera for breast cancer patients in neoadjuvant setting

Reimbursement & Medical Society Endorsements

- Secured pan-cancer coverage policy from Blue Shield of California; first major commercial coverage decision for Signatera
- Received Medicare coverage for Prospera Heart
- Recent medical society endorsements of dd-cfDNA testing for transplant patients from the American Society of Transplant Surgeons and the American Society of Transplantation

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Not for reproduction or further distribution. Record Q1 23 volume of 626,000 units Core Volume Drivers • Serving large, underpenetrated markets • Differentiated technology backed by strong evidence Strategic Volume Initiatives • NIPT growth in CA • Market share gains due to competitor carrier screening exits • Growth in Signatera clinical as margin profile matures 200 K 195 K 200 K 209 K 235 K 234 K 262 K 295 K 348 K 376 K 407 K 439 K 489 K 500 K 518 K 560K 626K Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 4

Not for reproduction or further distribution. 173M 194M 198M 211M 217M 242M Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Strong sequential revenue growth in Q1 • ~25% revenue growth over Q1’22 • ~12% revenue growth over Q4’22 • Strong volume growth • Significant growth in Signatera ASP Total revenues: year on year trend ($ in millions) 2% 6% 3% 12% 12% 5

Panorama™
Next-generation NIPT

Three new publications reinforce Panorama data leadership

Maternal Findings[1]

Review of Panorama "suspected maternal malignancy" result type:

- Review of >2M Panorama tests
- 1:53,000 suspicious for maternal malignancy

While rare, these Panorama results have high PPV and provide critical health information:

- Cancer diagnosis confirmed in 66.7% (20/30) of these patients with clinical follow up
- Authors recommend investigation for malignancy for all pregnant patients with this result type

Pregnancy Complications[2]

SMART

New SMART study publication on Panorama's ability to identify certain patients at risk of adverse outcomes

Identified a sub-category of ~1 in 200 pregnancies with a significant increased risk for adverse outcomes:

- >4x risk for preeclampsia
- >4x risk for preterm birth <37 weeks
- >10x risk for preterm birth <28 weeks

Sex Chromosomes[3]

SMART

Largest, prospective clinical validation study of sex chromosome aneuploidies:

- >17,000 pregnancies with confirmed outcomes

Strong results with SNP-based NIPT:

- Real world SCA screening results consistent with previous studies
- 100% accuracy in calling fetal sex in 14,476 pregnancies

1. Goldring G, Trotter C, Meltzer JT, et al. Maternal Malignancy After Atypical Findings on Single-Nucleotide Polymorphism-Based Prenatal Cell-Free DNA Screening. *Obstetrics and Gynecology* 2023 Mar 09.
2. Norton ME, MacPherson C, Demko Z et al. Obstetrical, perinatal and genetic outcomes associated with non-reportable prenatal cell free DNA screening results. *American Journal of Obstetrics and Gynecology* 2023 Mar 23, Supplementary Table 1.
3. Martin K, Norton M, MacPherson C, et al. Performance Analysis of cfDNA in Predicting Sex Chromosome Count in an Unselected Population. 32nd World Congress on Ultrasound in Obstetrics and Gynecology. Hybrid Meeting, London, UK. Poster Presentation. 2022 Sep 16-18.

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Not for reproduction or further distribution. Medicare coverage for Prospera Heart Estimated test TAM of >$500M per year MolDX Local Coverage Determination (LCD) • Confirmed coverage from CMS MolDX for Prospera Heart under local coverage determination #L38568 for solid organ transplant rejection • Prospera test now has Medicare coverage for both heart and kidney transplant patients • Prospera Heart CMS price: $2,753 7

Prospera™
Transplant assessment

Endorsements of dd-cfDNA testing in transplantation

American Society of Transplant Surgeons[1]

Kidney Transplants:

- Recommend use of dd-cfDNA for-cause use to rule out ABMR
- Suggest surveillance use of dd-cfDNA to rule out sub-clinical rejection

Heart Transplants:

- Recommend dd-cfDNA surveillance and for-cause use in heart transplant patients

American Society of Transplantation[2]

- "Currently, DSA and dd-cfDNA used in combination may be the optimal biomarker to assess clinical outcomes" in heart transplant recipients

International Society for Heart & Lung Transplantation[3]

- dd-cfDNA included in Class I, Level B guideline recommendation on tools for ongoing heart rejection monitoring

European Society of Transplantation[4]

Kidney Transplants:

- Consensus in favor of surveillance and for-cause dd-cfDNA use to rule out rejection

Heart Transplants:

- Consensus in favor of dd-cfDNA to rule out sub-clinical rejection (both AMR and ACR)

1. American Society of Transplant Surgeons. ASTS Statement on donor-derived cell-free DNA (dd cf-DNA). *asts.org* 2023 Mar 06.
2. Kobashigawa J, Hall S, Shah P, et al. The evolving use of biomarkers in heart transplantation: consensus of an expert panel. *American Journal of Transplantation* 2023 Mar 02.
3. Velleca A, Shullo MA, Dhital K, et al. The International Society for Heart and Lung Transplantation (ISHLT) Guidelines for the Care of Heart Transplant Recipients. *The Journal of Heart and Lung Transplantation* 2022 Dec 20.
4. The European Society for Organ Transplantation. ESOT TLJ Consensus Conference Highlights Report. *esot.org* 2023 Mar 17.

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Renasight™
Kidney gene panel

Renasight – key study on track for H2 23 publication

RenaCARE Study for Renasight

- Real-world, prospective, multi-center study to assess clinical utility of the Renasight genetic testing panel for patients with chronic kidney disease (CKD)
- Completed enrollment in August 2022 with more than 1,600 patients across 30+ sites
- Publication expected in H2 23

Key metrics for the RenaCARE study include:

- *Diagnostic yield* – the number of CKD cases with positive genetic findings
- *Clinical utility* – the number of patients that had changes in clinical management and treatment

CKD is a large and growing area of healthcare that can be improved with genetic testing

~37M[1] patients living with CKD in the U.S.

~1M[2] newly diagnosed CKD patients per year

>10%[2] of the U.S. population has CKD and is eligible for testing

1. Centers for Disease Control and Prevention. Chronic Kidney Disease in the United States, 2021. US Department of Health and Human Services, Centers for Disease Control and Prevention 2021.
2. Internal company estimates based on publicly available data.

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Not for reproduction or further distribution. Oncology continues to generate strong volume growth Signatera and Altera quarterly unit volumes • >30% of US oncologists have ordered Signatera in the quarter with continued increases in new accounts • Growth driven by both new patients and recurrence monitoring • Strong clinical volume growth in Q1 • Increase in utilization across indications 1 K 10 K 35K 71K Q1'20 Q1'21 Q1'22 Q1'23 10

Not for reproduction or further distribution. Major commercial carriers now covering Signatera • Blue Shield of California implemented new pan - cancer policy for Signatera • Effective 3/1/23, the policy covers adjuvant, recurrence monitoring, and treatment monitoring • Includes all solid tumors for stages I - IV cancer • BSCA serves 4.7M members • Coverage driven by payer - conducted clinical utility analysis demonstrating improved outcomes, reduced costs 11

Signatera™
Residual disease test (MRD)

Prospective/randomized CRC study pipeline in progress

2023 | 2024 | 2025 | 2026

Study	Milestone
CRC commercial experience study (NR)	**Est. submission for publication (H2 23)** Clinical experience of ~13,500 patients
Blinded RCT Biobank (not yet announced) (RCT)	**Est. publication of data (Q4 23)** Predictive randomized CRC data
GALAXY 24-month follow up (NR)	**Est. presentation of GALAXY data (Q4 23)** 24-month outcomes data on >2K CRC patients; expansion of the *Nature Medicine* paper published in Jan. '23
BESPOKE CRC study (NR)	**Est. planned submission (2024)** Enrollment complete, ~400 patients now have ~2 years of follow up
CIRCULATE-Japan (ALTAIR study) (RCT)	**Est. readout (mid-2024)**, publication thereafter Escalation/treatment on molecular recurrence study
CIRCULATE-Japan (VEGA study) (RCT)	**Est. readout (2026)** De-escalation to observation
CIRCULATE-US (NRG 008 study) (RCT)	**Est. readout on first ~800 patients (2026)** Escalation cohort

NOTE: RCT refers to randomized controlled trial (prospective or retrospective). NR refers to non-randomized. All publication/presentation timeframes are estimates.

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Signatera™
Residual disease test (MRD)

New clinical evidence across multiple indications

Journal	Indication	Description	Patients, plasma time points	Publication Status
JCO Precision Oncology	Gastroesophageal[1]	Multi-center - RWE	295 patients 943 plasma time points	Dec 2022
The Oncologist	Anal squamous cell carcinoma[2]	Multi-center - RWE	251 patients 817 plasma time points	Dec 2022
Cancer	Melanoma[3]	Single center - RWE	69 patients 555 plasma time points	Mar 2023
Cancer Cell	Breast Cancer[4]	I-SPY 2.0 neoadjuvant setting	283 patients 1024 plasma time points	May 2023
Submitted for publication	Breast Cancer	EBLIS expanded cohort Long-term surveillance	>175 patients >1200 plasma time points	Expected 2H 2023
Planned submission in Q2	Pancreatic	Multi-center - RWE	>300 patients >1900 plasma time points	Expected 2H 2023

To date, Signatera has been validated in >40 published peer-reviewed studies across >25 tumor types

1. Huffman BM, Aushev VN, Budde GL, et al. Analysis of circulating tumor DNA to predict risk of recurrence in patients with esophageal and gastric cancers. JCO Precision Oncology 2022 Dec 08.
2. Azzi G, Tavallai M, Aushev VA, et al. Using Tumor-Informed Circulating Tumor DNA (ctDNA)-Based Testing for Patients with Anal Squamous Cell Carcinoma. The Oncologist 2022 Dec 23.
3. Eroglu Z, Krinshpun S, Kalashnikova E, et al. Circulating tumor DNA-based molecular residual disease detection for treatment monitoring in advanced melanoma patients. Cancer 2023 Mar 04.
4. Magbanua MJM, Swigart LB, Ahmed Z, et al. Clinical significance and biology of circulating tumor DNA in high-risk early-stage HER2-negative breast cancer receiving neoadjuvant chemotherapy. Cancer Cell 2023 May 04.

Source: internal company data

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Signatera™
Residual disease test (MRD)

I-SPY2: Signatera both prognostic and predictive in neoadjuvant setting

Neoadjuvant Therapy (NAC) Trends


Diagnosis
Chemo #1
Chemo #2
Surgery

- Approximately 50% get NAC (regardless of tumor subtype)
- Guidelines recommend response assessment during NAC, but also state this can be difficult with current methods[1]
- Individualization of NAC difficult, leads to possible over and undertreatment

I-SPY 2 Results (*Cancer Cell, 2023*)[2]

Prognostic

- ctDNA-positivity before, during, and after NAC was significantly associated with inferior distant recurrence-free survival (DRFS) (p=0.02 to p<0.0001)

Predictive

- Early ctDNA clearance at 3 weeks of NAC was a significant predictor of response (p=0.0002)
- ctDNA-negativity after NAC was significantly associated with improved DRFS, even in patients with extensive residual cancer burden at surgery (p<0.0001)

1. National Comprehensive Cancer Network®. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®): Breast Cancer, version 4.2023. 2023 Mar 23.
2. Magbanua MJM, Swigart LB, Ahmed Z, et al. Clinical significance and biology of circulating tumor DNA in high-risk early-stage HER2-negative breast cancer receiving neoadjuvant chemotherapy. Cancer Cell 2023 May 04.

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Not for reproduction or further distribution. Extending Signatera data leadership at ASCO 2 Oral & 12 poster presentations American Society of Clinical Oncology (ASCO) annual meeting in June 2023 • Indications: Colorectal cancer, pancreatic, esophageal, cholangiocarcinoma, non - small cell lung cancer (NSCLC), muscle - invasive bladder cancer, melanoma and sarcoma • Poster Discussion: INTERCEPT Program MD Anderson (CRC) Patients: >1200 | Setting: Surveillance Title: Positive ctDNA - based MRD assays during surveillance is associated with high rates of concomitant radiographic recurrences in CRC • Poster Discussion: EMPOWER Lung - 1 (Advanced NSCLC) Patients: >150 | Setting: On - treatment ctDNA response Title: ctDNA dynamics and survival outcomes in patients with advanced NSCLC and high PD - L1 expression, randomized to cemiplimab and chemotherapy • Poster Discussion: Galaxy CIRCULATE - Japan (CRC) Patients: >2000 | Prospective, Observational Study Title: Circulating tumor DNA dynamics as an early predictor of recurrence in patients with radically resected colorectal cancer: Updated results from GALAXY study in the CIRCULATE - Japan 15

Q1 23 Financial Overview ($ in millions, except for per share data) Balance sheet March 31, 2023 Dec 31, 2022 Change Q/Q Cash & investments 1 $812.0 $898.4 ($86.4) UBS line of credit $80.4 $80.4 $ — Convertible senior notes 2 $282.0 $281.7 $0.3 P&L Q1’23 Q1’22 Change Y/Y Product revenues $237.8 $190.0 $47.8 Licensing and other revenues $4.0 $4.1 ($0.1) Total revenues $241.8 $194.1 $47.7 Gross margin% 38.7% 46.8% (810) bps R&D $82.3 $80.4 $1.9 SG&A $149.6 $147.6 $2.0 Net loss per diluted share ($1.23) ($1.45) $0.22 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of March 31, 2023. 16 Not for reproduction or further distribution.

Cash burn reduction target on track

- **Expect cash burn reduction of ~$150M** on continued revenue growth and reduction in operating expenses
- Cash burn reductions will fluctuate quarter to quarter based on working capital dynamics
- Improved trends on DSOs and Signatera ASPs driven by broader coverage, reimbursement execution
- Strong sequential growth in Q1 on stable commercial footprint

Quarterly cash burn[1]: year on year trend
($ in millions)



$162M
$86M
Q1'22
Q1'23

1. Cash burn for the period ended March 31, 2022, is derived from the GAAP Statement of Cash Flows and Stockholders' Equity as follows: net cash used in operating activities of $137.3 million, cash used in investing activities for purchases of property and equipment of $15.9 million, and $13.4 million in unrealized loss and amortization or accretion on investments, offset by cash provided in financing activities of $4.2 million. Cash burn for the period ended March 31, 2023, is derived from the GAAP Statement of Cash Flows and Stockholders' Equity as follows: net cash used in operating activities of $80.9 million, cash used in investing activities for purchases of property and equipment of $11.6 million, offset by cash provided in financing activities of $2.3 million, and $3.8 million unrealized gain and amortization or accretion on investments.

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Not for reproduction or further distribution. Guide ($ millions) Original Current Key drivers Revenue $ 980 – $ 1,000 $ 995 – $ 1,015 Continued volume growth, conservative ASPs, strong oncology contribution Gross margin % revenue 4 1% – 4 4% 4 1% – 4 4 % Conservative ASP assumptions, strong oncology growth, completing key COGS improvement projects in 2023 for future leverage SG&A $5 10 – $5 40 $5 10 – $5 40 Modest reduction in spend vs. 2022 on mature commercial platforms R&D $3 25 – $3 45 $3 25 – $3 45 Focused investments in COGS reduction projects, clinical trials intended to drive guideline adoption Cash burn $3 00 – $ 325 $3 00 – $ 325 ~$150M reduction vs. 2022 cash burn Raising 2023 annual revenue guidance 18

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